SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No.2)

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                           O'SHAUGHNESSY FUNDS, INC.
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                (Name of Registrant as Specified In Its Charter)

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                      O'SHAUGHNESSY CAPITAL MANAGEMENT INC.
                        "NEW STANDARDS FOR INVESTING"(TM)
                  35 MASON STREET GREENWICH, CONNECTICUT 06830
         PHONE: 203-869-7148 FAX: 203-869-3674 INTERNET: www.osfunds.com
                            E-MAIL: INFO@OSFUNDS.COM
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The O'Shaughnessy Funds' special  shareholders' meeting originally scheduled for
Friday, February 25th has been adjourned. The meeting will reconvene on Friday, March 17th at 4:00 PM EST at:

Stamford Marriott Hotel
Two Stamford Forum
Stamford, CT 06901
Phone: 203-977-1282

The reorganizations are aimed at trying to lower your expense ratios over time due to economies of scale expected after the reorganizations. However, in order for each reorganization to occur, at least a majority of shares of the Aggressive Growth Fund and Dogs of the Market Fund must be voted in favor. You can vote your shares:

     -    By returning your proxy via regular mail,

     - By calling 800-690-6903 (you will need the control number listed on your proxy),

     - On-line at www.proxyvote.com (you will also need the control number listed on your proxy).

          If you have received a proxy, you are entitled to vote, even if you no longer own shares of the respective Fund. We urge you to vote your shares. If you have any questions, please contact us at 800-782-5855.
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March 13, 2000


Dear Shareholder:

As you know, we are in the process of soliciting votes for the reorganization of the Aggressive Growth Fund into the Cornerstone Growth Fund and the Dogs of the Market Fund into the Cornerstone Value Fund. In order for these reorganizations to be approved, we need you to vote your shares as soon as possible.

The reorganizations are aimed at trying to lower your expense ratios over time due to economies of scale expected after the reorganizations. However, in order for each reorganization to occur, at least a majority of shares of the Aggressive Growth Fund and Dogs of the Market Fund must be voted in favor.

ENCLOSED PLEASE FIND A COPY OF YOUR PROXY BALLOT. You can vote your shares:

     *    By returning the proxy via regular mail,
     * By calling 800-690-6903 (you will need the control number listed on your proxy),
     * On-line at www.proxyvote.com (you will also need the control number listed on your proxy).

Again, the reorganizations are aimed at lowering your expense ratios over time. However, the reorganizations will not occur unless we receive a majority vote. Please contact us at 800-782-5855 with any questions.

Sincerely,


/s/ Janet Muller

Janet Muller
Assistant Vice President